

DULUTH TRADING CO

Investor Presentation
Second Quarter 2022
September 2, 2022

Disclaimer

Forward-Looking Statements

This presentation dated September 2, 2022 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc. (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 25, 2022, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table "Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and "Free Cash Flow" for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization's financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchases of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.

INTRODUCTION TO

DULUTH TRADING CO.

THERE'S ALWAYS GOTTA BE A BETTER WAY

Duluth Trading Co. was founded on the belief that there's always a better way to be found. A better way to solve. A better way to make. A better way to be.

We're on a mission to build better, harder-working apparel and gear that helps enable everyone from the young — to the young at heart — to take on life with their own two hands, and live on terms that are uniquely their own.

Secret Sauce

Better Brands
A brood of sub-brands all bonded by the belief that you can accomplish anything that you put your own mind and own two hands to

Better Innovation
Long, colorful history of product innovation and solution-based design

Better Marketing
Distinctive marketing made to break through the clutter and drive buying

Better Customer Experiences
Outstanding and engaging customer experience

Better Distribution
Nationwide omnichannel presence with controlled distribution






DULUTH TRADING CO
DOUBLE FLEX™ BALLROOM® JEANS
FIND YOUR INNER FLEX




DULUTH TRADING
WHAT AVERAGE UNDERWEAR FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A BIG BAD BOAR
$39.50
WILD BOAR
THE LONG & SHORT OF IT
SHOP SHORTS

Brand Positioning

- Common Brand Values
- Common Target Customers for Both Men and Women
- Unique Sub-Brands for Unique End Uses

Duluth builds **hardworking** apparel and gear for hardworking men and women who live a life of doing. **Ingenious, solution-filled gear** that's designed and tested to one-up average in everything it does, for customers that do the same.

AKHG is an **outdoor brand** that **celebrates the work of play**. Mens and womens products that deliver **innovative solves** that can be worn across a wide swath of outdoor conditions, terrains and toil — equipping all who wear it to savor the strife and serene in equal measure.

Meticulously crafted, timelessly-made, brand-forward casualwear and hardgoods. Products focused on **premium quality**, fortified by **rich storytelling** and **distinct origin stories**.

FPO

Launch "First Layer Sub-Brand by Duluth Trading" as a **solution-based, predominantly first layer brand**. This will allow us to elevate our underwear assortment and intensify our focus on a high value growth category. We will focus on growing key categories such as **underwear, undershirts, under layers, pajamas, and loungewear**.

FINANCIAL REVIEW



Three Months Ended July 31, 2022

Financial Highlights

- **Net sales** of $141.5M compared to $149.1M in the prior year second quarter
- **Gross profit margin** of 53.4% compared to 54.6% in the prior year second quarter
  - Excluding a non-recurring $1.3M inventory write down, current quarter gross profit margin would have been 54.4%
- **Net income** of $2.4M, or $0.07 per diluted share, compared to $9.0M, or $0.27 per diluted share in the prior year second quarter
- **Adjusted EBITDA** of $13.2M reflects 9.4% of net sales



Three Months Ended July 31, 2022



$149.1
(5.1)%
$141.5
$64
$56
$85
$85
2021 (8/1/2021)
2022 (7/31/2022)
Retail
Direct
Net Sales
($ in millions)
$81
(7.1)%
$76
2021 (8/1/2021)
2022 (7/31/2022)
54.6% Margin 53.4%
Gross Profit
($ in millions)
$21
(38.2)%
$13
2021 (8/1/2021)
2022 (7/31/2022)
14.4% Margin 9.4%
Adjusted EBITDA 1
($ in millions)
$9.0
(73.7)%
$2.4
2021 (8/1/2021)
2022 (7/31/2022)
6.0% Margin 1.7%
Net Income 2
($ in millions)

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net loss attributable to noncontrolling interest.

Six Months Ended July 31, 2022



$282.5
(6.4)%
$264.4
$109
$174
$101
$163
$148
(3.6)%
$143
$31
(32.6)%
$21
$9.5
(88.7)%
$1.1
2021 (8/1/2021)
2022 (7/31/2022)
2021 (8/1/2021)
2022 (7/31/2022)
2021 (8/1/2021)
2022 (7/31/2022)
2021 (8/1/2021)
2022 (7/31/2022)
Retail
Direct
52.4% Margin 54.0%
11.1% Margin 8.0%
3.4% Margin 0.4%

Net Sales
($ in millions)

Gross Profit
($ in millions)

Adjusted EBITDA [1]
($ in millions)

Net Income [2]
($ in millions)

[1] Adjusted to reflect the add-back of stock compensation expense.
[2] Excludes net loss attributable to noncontrolling interest.

Net Sales and Adjusted EBITDA

- Strong track record of 15% Net Sales and 15% Adjusted EBITDA growth
- Strategic investments and operating efficiencies support long -term objectives of accelerated earnings growth



FY15-21 CAGR = 15%
304
376
471
568
616
639
699
2015
2016
2017
2018
2019
2020
2021

Net Sales
($ in millions)



FY15-21 CAGR = 15%
34
41
46
52
52
55
77
2015
2016
2017
2018
2019
2020
2021

Adjusted EBITDA [1]
($ in millions)

[1] Adjusted to reflect the add-back of stock compensation expense.

Strong Balance Sheet, Liquidity and FCF

Debt to Capital [1,2]	
($ in millions)	**As of July 31, 2022**
Cash	$15.4
Debt:	
Line of Credit	0.0
Term Loan	0.0
Total Debt	0.0
Total Shareholders' Equity	$227.6
Total Capitalization	**$242.9**
Debt to Capital ratio	**0.0%**

Free Cash Flow



$21.5
$(60.0)
2021
(August 1, 2021)
2022
(July 31, 2022)

[1] Debt balances do not include TRI Holdings, LLC, a variable interest entity that is consolidated for reporting purposes
[2] The New Credit Agreement matures on July 8, 2027 and provides for borrowings of up to $200.0 million that are available under a revolving senior credit facility.

Long-Term Financial Targets

($ in millions)	2018	2019	2020	2021	2022 Outlook	2025 Targets
Net Sales	$568.1	$615.6	$638.8	$698.6	$680 - $705	$1.0B
Operating Margin %	6.5%	4.6%	3.8%	6.3%	4.5 – 4.9%	9 - 10%
Adj. EBITDA %	9.1%	8.4%	8.6%	11.1%	10.1 -10.4%	14 - 15%
Free Cash Flow	($21.9)	($22.4)	$38.5	$81.6	Flat – Slightly Positive	Positive

Fiscal 2022 Financial Guidance

($ in millions)	2021	2022 Guidance
Net Sales	$698.6	$680 to $705 -2.7% to +0.9%
Adj. EBITDA	$77.4	$69 to $73 -10.9% to -5.7%
EPS	$0.90	$0.61 to $0.71 -32.2% to -21.1%
CAPEX[1]	$15.1	~$40

Reconciliation to 2022 Forecasted Adj. EBITDA		
	Fiscal Year Ended January 29, 2023	
Forcasted ($ in millions)	**Low**	**High**
Net Income	**$20.0**	**$23.2**
(+) Depreciation and amortization	32.2	32.3
(+) Amortization of internal use software hosting subscription implementation costs	3.0	3.0
(+) Interest expense	4.1	3.7
(+) Income tax expense	6.7	7.7
EBITDA	**$66.0**	**$69.9**
(+) Stock based compensation	3.0	3.1
Adjusted EBITDA	**$69.0**	**$73.0**

[1] 2021 and 2022 include $4.7M and ~$6M, respectively, of additional investments in implementation costs to enhance the value of hosting arrangements, which are included in Prepaid expenses & other current assets on the Company's Consolidated Balance Sheets.

Investment Highlights

- Growing lifestyle platform of sub -brands with well-established digitally-led omnichannel business
- Multiple revenue growth opportunities led through five strategic pillars
- Strategic investments support long -term EBITDA margin expansion
- Generating positive cash flow with a strong balance sheet

BIG DAM BLUEPRINT

"Big Dam Blueprint" Growth Strategies

1
Lead With a Digital-First Mindset

2
Intensify Efforts to Optimize Our Owned DTC Channels

3
Evolve Our Multi-Brand Platform as a New Pathway to Grow the Business

4
Test & Learn to Unlock Long-Term Growth Potential

5
Increase/ Accelerate Investments to Future Proof the Business




CARPENTER




STEADFAST

Lead With a Digital-First Mindset

1 2 3 4 5

- Transform Duluth into a **digitally-led organization** integrating data and digital technology into all areas of our business, fundamentally changing how we operate and deliver value to customers
- Our **digital transformation** will provide the structure for how we prioritize our short, mid, and long -term efforts, investments, and overall operations of the business
- We will **deepen relationships and build brand loyalty** with our customer primarily through digital experiences
- Focus on **more active, personalized engagement** achieved through leveraging first-party data and one-on-one communication based on customer preferences, informed by data that is shared by customers throughout the value exchange cycle
- We will **digitally enable operations** to stay competitive, improve efficiency and deliver value creating results

Intensify Efforts to Optimize Our Owned DTC Channels

- Increase our focus and investments in our direct channel as our primary growth vehicle
- Our customer places a high value on our stores and they will continue to serve as a critical piece of the omnichannel ecosystem:
  - Convenient touchpoint for services like buy online pick -up in store/curbside, ship to store, and returns & exchanges
  - Stores play an important role in servicing business needs, such as online fulfillment
- We are conducting research to better inform our future store decisions including location and size:
  - Market research will provide better insight into the size and composition of markets and the opportunity to capture share
  - Identify what the store of the future should look like at Duluth to best serve the needs of our customers and deliver sustainable growth and profitability
- Refine store "selling & service" model to drive continuous improvements in key KPI's

Evolve our Multi-brand Platform as a New Pathway to Grow the Business

- Ladder to the Greater Purpose: *"Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands."*
- Focus on **features, benefits, durability, innovation** and a strong value proposition
- Prioritize **size inclusivity**; understand how our customer likes clothes to fit
- Focus on **provocative, break-through marketing** in each sub-brand through media channels consumed by the target customer

Test & Learn to Unlock Long -term Growth Potential

1 2 3 4 5

- Gain operational learnings to implement wholesale opportunities including logistics, systems and people needed to scale efficiently
- Gain direct-from-manufacturer operational learnings to offer unique and customized products based on customer's preferences
- Test the viability of potential drop -ship model
- Seek compelling partnerships with brands that share common threads with Duluth Trading portfolio sub -brands

Increase and, in Some Areas, Accelerate Investments to Future Proof the Business

- Analyze and identify investments that will allow us to scale more easily and effectively, as well as deliver on ever-evolving customer expectations:
    - Increased investments in automation across our logistics network to strengthen our supply chain resilience and increasing speed from click to door
    - Further investments in technology to improve overall operations, generate positive impact and sustainable returns
    - Enhance our multi-brand platform to support growth through multiple sub-brands, and seamlessly integrate new brands into the portfolio
    - Attract talent, skillsets, and expertise needed to scale the business

THANK YOU



Appendix

Reconciliation to 2022 Adjusted EBITDA and Free Cash Flow

Adjusted EBITDA

	3 Months Ended		6 Months Ended	
($ in millions)	July 31, 2022	August 1, 2021	July 31, 2022	August 1, 2021
Net Income	**$2.3**	**$8.9**	**$1.0**	**$9.4**
(+) Depreciation and amortization	7.9	7.2	15.4	14.5
(+) Amortization of internal-use software hosting subscription implementation costs	0.8	0.4	1.4	0.8
(+) Interest expense	0.9	1.2	1.8	2.5
(+) Income tax expense	0.7	3.0	0.3	3.1
EBITDA	**$12.6**	**$20.8**	**$19.9**	**$30.3**
(+) Stock based compensation	0.7	0.6	1.3	1.0
Adjusted EBITDA	**$13.2**	**$21.4**	**$21.1**	**$31.4**

Free Cash Flow

	6 Months Ended	
($ in millions)	July 31, 2022	August 1, 2021
Net cash provided by operating activities	**$(41.1)**	**$26.5**
Purchases of property and equipment	(18.8)	(5.0)
Free Cash Flow (non-GAAP)	**$(60.0)**	**$21.5**